LEGG MASON ETF EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 17, 2016

TO THE PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULE A

The text in the third bullet-pointed paragraph under the caption “Shareholder information – Calculation of net asset value” is amended and restated as follows:

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the funds do not price their shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

SCHEDULE A

Fund	Date of Prospectus
Legg Mason Developed ex-US Diversified Core ETF	December 28, 2015
Legg Mason Emerging Markets Diversified Core ETF	December 28, 2015
Legg Mason US Diversified Core ETF	December 28, 2015
Legg Mason Low Volatility High Dividend ETF	December 28, 2015
Legg Mason International Low Volatility High Dividend ETF	July 27, 2016

Please retain this supplement for future reference.

ETFF319649